NATIONWIDE VARIABLE INSURANCE TRUST NVIT Multi-Manager Small Company Fund Prospectus Supplement dated November 9, 2009 to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the information under the sections entitled “Portfolio Management – Putnam and GGP” on pages 8 and 9 has been restated in its entirety as follows:

Putnam

The primary portfolio manager for the portion of the Fund managed by Putnam is Eric N. Harthun. Mr. Harthun is a Managing Director and a Portfolio Manager of the Small Cap Value team, and joined Putnam in 2000. Mr. Harthun is a CFA charterholder and Certified Public Accountant, and has been in the investment industry since 1994.

GGP

The GGP portion of the Fund is managed by the Quantitative Strategies Team, with Michael J. Gleason responsible for day-to-day portfolio management. Mr. Gleason is Head of Quantitative Strategies and joined GGP in 2001 from Putnam Investments. Alexandre Voitenok, Senior Portfolio Manager on the Quantitative Strategies Team, joined GGP in 2004. From 2001 until 2004, Mr. Voitenok was employed by Putnam Investments.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS
FOR FUTURE REFERENCE.